                                                                          [LOGO]

                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                              ADVANTUS BOND FUND

                                                                  MARCH 31, 1997

                           [GRAPHIC]

ADVANTUS BOND FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

April 30, 1997                                                           [PHOTO]

Dear Shareholders:

The last six months have provided investors with some high points and some low. At year end 1996, the stock market exceeded nearly all expectations. Driven by ideal fundamentals, combined with unprecedented levels of money flowing into the market, S&P 500 operating earnings grew by nine percent, while the total return for the S&P 500 Index was over 20 percent. This trend continued into the first quarter 1997.

Investors started reacting to possible Federal Reserve action to curb the economy in the second half of February. Even before short-term money rates were raised by 1/4 percent at the end of March, the stock market started to drop. After reaching a high on February 19, the S&P 500 declined by 7.3 percent resulting in a 2.7 percent increase for the quarter. The largest companies in the S&P 500 outperformed all other companies and were the driving force behind the Index.

The investment grade bond market posted low single digit returns at the end of 1997. The Fed's increase in money rates had a negative impact on bond prices. At the end of the first quarter 1997, the interest rate on the two year Treasury note increased 54 basis points to yield 6.41 percent. The 30-year U.S. Treasury Bond closed the period yielding 7.10 percent, 46 basis points higher for the quarter.

The long-term outlook continues to be favorable. We expect economic growth to slow to around 2.5 percent from 3.2 percent last year as the result of the tighter money policy. In this environment, the current level of interest rates should reward bond investors with historically higher real rates of return which may eventually translate into bond price appreciation. For 1997, we still believe investors may see high single digit bond returns. The growth in equity values should slow as corporate profits decline during the year, to approximately half the rate of 1996.

Moderate economic growth, low inflation, rising corporate profits, a declining Federal deficit and strong corporate cash flow provide the catalyst for what we believe will be a positive financial environment for the balance of the year.

Determining which investments will perform well in both the near and long-term requires professional experience. Advantus Capital Management, Inc. offers a family of ten funds designed to help you reach your financial goals with a thoughtful, well-conceived investment strategy.

Sincerely,

/s/ Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS BOND FUND
PERFORMANCE UPDATE
[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a mutual fund
designed for investors seeking a high
level of current income consistent with
prudent investment risk. The Fund plans
to achieve its objective primarily by
investing in a diversified portfolio of
investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Bond Fund's performance for the six months ended March 31, 1997, for each class of shares offered was as follows:

Class A..........................  2.6 percent*
Class B..........................  2.2 percent*
Class C..........................  2.1 percent*

The Lehman Brother's Corporate Bond Index** returned 2.4 percent over the same period. The Fund's peer group (Lipper A-rated Bond Funds+), generated a 2.2 percent return. The past six months has proved to be another volatile period for fixed income investors as interest rates fluctuated in a 100 basis point range.

Interest rates, range bound for most of the period, began to test the higher end as the Federal Reserve raised a key short-term interest rate late in March. When the semi-annual period ended, the interest rate on the two year U.S. Treasury
Note increased 32 basis points to yield 6.41 percent. The thirty-year U.S. Treasury Bond closed the period yielding 7.10 percent, 18 basis points higher.

PORTFOLIO RECAP

The two main themes for the period were active interest rate management and upgrading the credit quality of the Fund's holdings. As interest rates declined into mid-February, the Fund's maturity was shortened as a defensive measure. This was accomplished by selling ten and thirty year corporate bonds and buying short U.S. Treasury securities and money market instruments. This move benefited the Fund as interest rates began to move higher and bond prices declined. As yields on long U.S. Treasury Bonds approached and eventually moved through seven percent, 30-year U.S. Treasury Bonds were added to the portfolio at lower prices.

The credit quality of the Fund was improved to AA3 by increasing the exposure to U.S. Government bonds and reducing holdings in BBB rated corporate bonds. At March 31, 65 percent of the Fund's assets were invested in investment grade corporate bonds, 18 percent in mortgaged-backed securities, 9 percent in U.S. Government bonds, and 8 percent in money market instruments.

                                                              ADVANTUS BOND FUND
                                                                  MARCH 31, 1997

OUTLOOK

In many respects, this year's bond market will be very similar to last year's. Quarterly economic growth will likely fluctuate between one percent and four percent. Long-term inflation will be contained by the forces of cheap global labor, technology and productivity enhancements; but the bond market is likely to still worry about too much economic growth, the Federal Reserve's next move, the monthly inflation indicators and the employment data. Investor concern could then translate into continued interest rate volatility and thus, the opportunity to benefit from investor over-reaction.

The interest rate ranges established in 1996 seem realistic for 1997. During 1996, the 30-year U.S. Treasury Bond traded in a range of 5.95 to 7.19 percent, while the 10-year U.S. Treasury Note yielded between 5.52 and 7.02 percent. In a range bound market with tight credit spreads, active duration management will be an even more important component of success for the remainder of the year. We will take advantage of opportunities to buy undervalued securities and extend duration during periods of market weakness and reduce the Fund's exposure to interest rate risk during periods of market strength.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brother's Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.
+ Average return of 113 A-rated bond funds according to Lipper Analytical Services, Inc.

ADVANTUS BOND FUND
MARCH 31, 1997

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
                   $10,000 INVESTMENT IN ADVANTUS BOND FUND,
                   LEHMAN BROTHER'S CORPORATE BOND INDEX AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brother's Corporate Bond Index and the Consumer Price Index. The three lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Bond Fund (August 14, 1987, August 19, 1994 and March 1, 1995 for Class A, B, and C, respectively) through March 31, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS A        LEHMAN BROTHER'S INDEX         CPI
8/14/87                        $10,000                         $10,000    $10,000
10/31/87                         9,618                          10,014     10,083
10/31/88                        10,243                          11,343     10,512
10/31/89                        11,355                          12,751     10,994
10/31/90                        11,861                          13,295     11,686
10/31/91                        13,598                          15,639     12,028
10/31/92                        15,060                          17,376     12,413
10/31/93                        17,175                          20,011     12,746
9/30/94                         16,028                          19,020     13,132
9/30/95                         18,441                          22,252     13,421
9/30/96                         19,183                          23,308     13,824
3/31/97                         19,682                          23,877     14,008
Average annual total
return:
One year                         -0.3%
Five year                         5.9%
Since inception (8/14/87)         7.3%

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS B        LEHMAN BROTHER'S INDEX         CPI
8/19/94                        $10,000                         $10,000    $10,000
9/30/94                          9,876                           9,819     10,067
9/30/95                         10,801                          11,488     10,289
9/30/96                         11,252                          12,033     10,598
3/31/97                         11,862                          12,327     10,739
Average annual total
return:
One year                         -0.9%
Since inception (8/19/94)         5.5%

                                                              ADVANTUS BOND FUND
                                                                  MARCH 31, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS C        LEHMAN BROTHER'S INDEX         CPI
3/1/95                         $10,000                         $10,000    $10,000
9/30/95                         10,925                          11,087     10,146
9/30/96                         11,265                          11,613     10,450
3/31/97                         11,506                          11,897     10,589
Average annual total
return:
One year                          4.0%
Since inception (3/1/95)          7.0%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS BOND FUND
MARCH 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                       10.2%
U.S. Government Agencies            11.6%
AAA Rated                           12.9%
AA Rated                             6.1%
A Rated                             28.8%
BBB Rated                           20.3%
Cash and Other
Assets/Liabilities                  10.1%

TEN LARGEST BOND HOLDINGS

                                  MARKET      % OF BOND
COMPANY                            VALUE      PORTFOLIO
------------------------------  -----------  -----------
Quebec Province of Canada
 Debentures-- 7.500%,
 07/15/23.....................  $   947,890       4.9%
U.S. Treasury Bond--5.250%,
 12/31/97.....................      895,218       4.6%
U.S. Treasury Bond--6.500%,
 11/15/26.....................      874,000       4.5%
Joy Technologies
 Incorporated--10.250%,
 09/01/03.....................      816,467       4.2%
Lehman Brothers
 Incorporated--7.360%,
 12/15/03.....................      796,956       4.1%
General Electric Capital
 Corporation--6.660%,
 05/01/18.....................      745,640       3.8%
Wisconsin Electric Power First
 Mortgage Bond-- 5.125%,
 09/15/98.....................      735,436       3.8%
Morgan Stanley Group--6.875%,
 03/01/07.....................      716,182       3.7%
Enersis S.A.--6.900%,
 12/01/06.....................      712,455       3.7%
Xerox Capital--8.000%,
 02/01/27.....................      674,570       3.5%
                                -----------       ---
                                $ 7,914,814      40.8%
                                -----------       ---
                                -----------       ---

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
LONG-TERM DEBT SECURITIES (89.9%)
  GOVERNMENT OBLIGATIONS (31.6%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (21.8%)
$ 272,000  Federal Home Loan Mortgage Corporation...........     5.000%   04/15/23  $    254,090
  390,792  Federal National Mortgage Association............     7.000%   09/01/17       380,267
  493,634  Federal National Mortgage Association............     6.500%   03/01/26       459,168
  500,000  Federal National Mortgage Association............     7.030%   04/05/04       488,452
  221,987  Government National Mortgage Association.........     7.000%   03/15/23       213,265
  271,371  Government National Mortgage Association.........     7.000%   04/15/22       260,939
  433,482  Government National Mortgage Association.........     8.000%   04/15/25       436,407
  950,000  U.S. Treasury Bond...............................     6.500%   11/15/26       874,000
  450,000  U.S. Treasury Bond...............................     6.500%   08/15/05       437,344
  900,000  U.S. Treasury Bond...............................     5.250%   12/31/97       895,218
                                                                                    ------------
                                                                                       4,699,150
                                                                                    ------------
    OTHER GOVERNMENT OBLIGATIONS (4.4%)
1,000,000  Quebec Province of Canada (b)....................     7.500%   07/15/23       947,890
                                                                                    ------------
    LOCAL AND STATE GOVERNMENT OBLIGATIONS (5.4%)
  500,000  California Housing Finance Agency................     8.160%   02/01/28       503,906
  400,000  California Housing Finance Agency (c)............     7.760%   08/01/25       395,000
  282,000  Wyoming Community Development Authority..........     6.850%   06/01/10       276,448
                                                                                    ------------
                                                                                       1,175,354
                                                                                    ------------
           Total government obligations (cost: $6,912,208)........................     6,822,394
                                                                                    ------------
  CORPORATE OBLIGATIONS (58.3%)
    CAPITAL GOODS (9.2%)
    Electronics (3.1%)
  700,000  Xerox Capital I 144A Issue (d)...................     8.000%   02/01/27       674,570
                                                                                    ------------
    Machinery (3.8%)
  750,000  Joy Technologies Incorporated....................    10.250%   09/01/03       816,467
                                                                                    ------------
    Telecommunications (2.3%)
  500,000  Total Access Communications 144A Issue (b) (d)...     8.370%   11/04/06       487,305
                                                                                    ------------
    CONSUMER CYCLICAL (2.0%)
    Textiles (2.0%)
  400,000  Reliance Industries Limited 144A Issue (b) (d)...    10.375%   06/24/16       427,949
                                                                                    ------------
    CONSUMER STAPLES (9.1%)
    Drugs (2.2%)
  500,503  Ciba-Geigy Corporation Secured Note 144A Issue
            (d).............................................     7.240%   01/02/16       478,420
                                                                                    ------------
    Household Products (3.1%)
  600,000  Premark International Incorporated...............    10.500%   09/15/00       660,902
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
    Media (3.8%)
$ 350,000  News America Holdings............................     9.250%   02/01/13  $    383,939
  450,000  News America Holdings............................     8.150%   10/17/36       431,347
                                                                                    ------------
                                                                                         815,286
                                                                                    ------------
    CREDIT SENSITIVE (2.0%)
    Building Materials (2.0%)
  450,000  Masco Corporation................................     6.125%   09/15/03       421,432
                                                                                    ------------
    ENERGY (5.1%)
    Oilfield Services (5.1%)
  500,000  Baroid Corporation...............................     8.000%   04/15/03       518,433
  600,000  Petroleum Geo-Services (b).......................     7.500%   03/31/07       589,691
                                                                                    ------------
                                                                                       1,108,124
                                                                                    ------------
    FINANCIAL (21.1%)
    Auto Finance (2.1%)
  500,000  Ford Motor Credit Company........................     6.250%   12/08/05       460,821
                                                                                    ------------
    Banks/Savings and Loan (4.2%)
  600,000  Midland Bank PLC (b).............................     7.625%   06/15/06       603,666
  300,000  Norwest Corporation..............................     7.680%   05/10/02       301,650
                                                                                    ------------
                                                                                         905,316
                                                                                    ------------
    Collateralized Mortgage Obligations/Asset Backed (2.1%)
  300,000  CSFCL 1995-A, Class A 144A Issue (d).............     7.542%   11/15/05       291,000
  159,050  Green Tree Financial, Net Interest Margin, Series
            1995-A..........................................     7.250%   07/15/05       159,004
                                                                                    ------------
                                                                                         450,004
                                                                                    ------------
    Commercial Finance (3.5%)
  750,000  General Electric Capital Corporation.............     6.660%   05/01/18       745,640
                                                                                    ------------
    Real Estate (2.2%)
  500,000  Security Capital Pacific Trust...................     7.500%   02/15/14       482,614
                                                                                    ------------
    Security Brokers (7.0%)
  800,000  Lehman Brothers Incorporated.....................     7.360%   12/15/03       796,956
  750,000  Morgan Stanley Group.............................     6.875%   03/01/07       716,182
                                                                                    ------------
                                                                                       1,513,138
                                                                                    ------------
  UTILITIES (9.8%)
    Electric (6.7%)
  750,000  Enersis S.A. (b).................................     6.900%   12/01/06       712,455
  750,000  Wisconsin Electric Power First Mortgage Bond.....     5.125%   09/15/98       735,436
                                                                                    ------------
                                                                                       1,447,891
                                                                                    ------------

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  UTILITIES--CONTINUED
    Telephones (3.1%)
$ 700,000  Bellsouth Telecommunications Incorporated........     6.250%   05/15/03  $    670,454
                                                                                    ------------
           Total corporate obligations (cost: $12,827,251)........................    12,566,333
                                                                                    ------------
           Total long-term debt securities (cost: $19,739,459)....................    19,388,727
                                                                                    ------------
 SHARES
---------
PREFERRED STOCKS (2.2%)
  FINANCIAL (2.2%)
    Real Estate Investment Trust (2.2%)
   10,000  Security Capital Industrial, Series C--8.54%...........................       477,100
                                                                                    ------------
           Total preferred stock (cost: $500,000).................................       477,100
                                                                                    ------------
PRINCIPAL
---------
SHORT-TERM SECURITIES (7.5%)
$ 560,000  U.S. Treasury Bill...............................      5.17%   05/22/97       555,818
   55,000  U.S. Treasury Bill...............................      5.10%   04/24/97        54,835
  500,000  Bellsouth Telephone CP...........................      5.37%   04/21/97       498,381
  100,000  Carolina Power and Light CP......................      5.39%   04/09/97        99,859
  400,000  Pepsico, Incorporated CP.........................      5.36%   04/03/97       399,810
                                                                                    ------------
           Total short-term securities (cost: $1,608,892).........................     1,608,703
                                                                                    ------------
           Total investments in securities (cost: $21,848,351) (e)................  $ 21,474,530
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 15.3% of net assets in foreign securities as of March 31, 1997.
(c) At March 31, 1997 the total cost of investments issued on a when-issued or forward commitment basis is $400,000.
(d) Represents ownership in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1997, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY:                                               DATE         COST
     --------------------------------------------------  ------------  -----------
     Xerox Capital I 144A Issue........................     01/30/97   $   693,707
     Total Access Communications 144A Issue............      Various       498,897
     Reliance Industries Limited 144A Issue............     06/17/96       399,175
     Ciba-Geigy Corporation Secured Note 144A Issue....     12/24/96       500,503
     CSFCL 1995-A, ClassA 144A Issue...................     05/15/96       292,369
                                                                       -----------
                                                                       $ 2,384,651
                                                                       -----------
                                                                       -----------

(e) At March 31, 1997 the cost of securities for federal income tax purposes was $21,882,097. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation.....................  $   69,565
Gross unrealized depreciation.....................    (477,132)
                                                    ----------
Net unrealized depreciation.......................  $ (407,567)
                                                    ----------
                                                    ----------

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $21,848,351)...............................................  $ 21,474,530
Receivable for Fund shares sold.............................       241,315
Receivable for investment securities sold...................         2,359
Accrued interest receivable.................................       322,970
                                                              ------------
    Total assets............................................    22,041,174
                                                              ------------
                               LIABILITIES
Bank overdraft..............................................         7,835
Payable for Fund shares redeemed............................        37,740
Payable for investment securities purchased.................       400,000
Payable to Adviser..........................................        22,180
                                                              ------------
    Total liabilities.......................................       467,755
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 21,573,419
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $     21,614
  Additional paid-in capital................................    22,263,260
  Undistributed net investment income.......................        11,104
  Accumulated net realized losses from investments..........      (348,738)
  Unrealized depreciation on investments....................      (373,821)
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 21,573,419
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A Shares.........  $ 16,094,302
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B Shares.........  $  4,674,067
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C Shares.........  $    805,050
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 1,612,325.....................  $       9.98
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 468,370.......................  $       9.98
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 80,718........................  $       9.97
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $  759,277
                                                              ----------
Expenses (note 4):
  Investment advisory fee...................................      74,422
  Distribution fees--Class A................................      24,856
  Distribution fees--Class B................................      19,551
  Distribution fees--Class C................................       3,915
  Administrative services fee...............................      21,600
  Custodian fees............................................       4,489
  Auditing and accounting services..........................       5,334
  Legal fees................................................       1,735
  Directors' fees...........................................         198
  Registration fees.........................................      17,376
  Printing and shareholder reports..........................      18,943
  Insurance.................................................       2,924
  Other.....................................................       3,976
                                                              ----------
      Total expenses........................................     199,319
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................     (16,570)
    Other fund expenses.....................................     (55,312)
                                                              ----------
      Total fees and expenses waived or absorbed............     (71,882)
                                                              ----------
      Total net expenses....................................     127,437
                                                              ----------
      Investment income--net................................     631,840
                                                              ----------
Realized and unrealized gains (losses) on investments:
  Net realized gains on investments (note 3)................      69,689
  Net change in unrealized appreciation or depreciation on
   investments..............................................    (187,546)
                                                              ----------
      Net losses on investments.............................    (117,857)
                                                              ----------
Net increase in net assets resulting from operations........  $  513,983
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
AND YEAR ENDED SEPTEMBER 30, 1996
(UNAUDITED)

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $    631,840   $  1,109,617
  Net realized gains (losses) on investments......        69,689        (23,772)
  Net change in unrealized appreciation or
   depreciation on investments....................      (187,546)      (375,184)
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................       513,983        710,661
                                                    ------------   ------------
Distributions to shareholders from investment
 income--net:
    Class A.......................................      (510,021)      (965,303)
    Class B.......................................      (102,882)      (120,874)
    Class C.......................................       (20,614)       (17,365)
                                                    ------------   ------------
      Total distributions.........................      (633,517)    (1,103,542)
                                                    ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................     1,148,709      3,513,269
    Class B.......................................     1,626,528      2,681,828
    Class C.......................................       286,227        678,300
  Proceeds from issuance of shares as a result of
   reinvested dividends:
    Class A.......................................       325,555        569,404
    Class B.......................................        90,515        108,590
    Class C.......................................        17,684         16,513
  Payments for redemption of shares:
    Class A.......................................    (1,828,930)    (2,541,805)
    Class B.......................................      (540,647)      (342,179)
    Class C.......................................      (156,719)      (136,300)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................       968,922      4,547,620
                                                    ------------   ------------
      Total increase in net assets................       849,388      4,154,739
Net assets at beginning of period.................    20,724,031     16,569,292
                                                    ------------   ------------
Net assets at end of period (including
 undistributed net investment income of $11,104
 and $12,781, respectively).......................  $ 21,573,419   $ 20,724,031
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)

(1) ORGANIZATION
    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Bond Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Fixed Income Securities Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    For federal income tax purposes, the Fund had a capital loss carryover at March 31, 1997 of $309,700, which, if not offset by subsequent capital gains, will expire from September 30, 2003 to September 30, 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expired.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $20,170,212 and $19,251,416, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $16,570 for the period ended March 31, 1997.

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 1997, Advantus Capital voluntarily agreed to absorb $55,312 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $55,967.

    As of March 31, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                                                               NUMBER OF SHARES    PERCENTAGE OWNED
                                                                              ------------------  -------------------
Class A.....................................................................         379,673                23.6%
Class C.....................................................................           1,155                 1.4%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,735.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1996 to March 31, 1997 and the year ended September 30, 1996 were as follows:

                                                          CLASS A                CLASS B               CLASS C
                                                   ----------------------  --------------------  --------------------
                                                      1997        1996       1997       1996       1997       1996
                                                   ----------  ----------  ---------  ---------  ---------  ---------
Sold.............................................     112,572     345,079    160,290    263,964     28,132     67,269
Issued for reinvested distributions..............      31,957      56,247      8,895     10,745      1,740      1,636
Redeemed.........................................    (180,196)   (249,660)   (53,128)   (33,988)   (15,474)   (13,540)
                                                   ----------  ----------  ---------  ---------  ---------  ---------
                                                      (35,667)    151,666    116,057    240,721     14,398     55,365
                                                   ----------  ----------  ---------  ---------  ---------  ---------
                                                   ----------  ----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At March 31, 1997, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1997 was $2,359,244 which represents 10.9 percent of net assets.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                     CLASS A
                                ----------------------------------------------------------------------------------
                                  PERIOD FROM                                PERIOD FROM
                                  OCTOBER 1,      YEAR ENDED SEPTEMBER       NOVEMBER 1,       YEAR ENDED OCTOBER
                                    1996 TO               30,                  1993 TO                30,
                                   MARCH 31,     ----------------------     SEPTEMBER 30,     --------------------
                                     1997          1996       1995(A)          1994(B)          1993       1992
                                ---------------  ---------  -----------  -------------------  ---------  ---------
Net asset value, beginning of
 period.......................     $   10.03     $   10.24   $    9.50        $   11.21       $   10.72  $   10.38
                                     -------     ---------  -----------         -------       ---------  ---------
Income from investment
 operations:
  Net investment income.......           .31           .62         .64              .53             .63        .73
  Net gains or losses on
   securities (both realized
   and unrealized)............          (.05)         (.22)        .74            (1.24)            .78        .36
                                     -------     ---------  -----------         -------       ---------  ---------
    Total from investment
     operations...............           .26           .40        1.38             (.71)           1.41       1.09
                                     -------     ---------  -----------         -------       ---------  ---------
Less distributions:
  Dividends from net
   investment income..........          (.31)         (.61)       (.64)            (.53)           (.63)      (.73)
  Distributions from capital
   gains......................            --            --          --             (.47)           (.29)      (.02)
                                     -------     ---------  -----------         -------       ---------  ---------
    Total distributions.......          (.31)         (.61)       (.64)           (1.00)           (.92)      (.75)
                                     -------     ---------  -----------         -------       ---------  ---------
Net asset value, end of
 period.......................     $    9.98     $   10.03   $   10.24        $    9.50       $   11.21  $   10.72
                                     -------     ---------  -----------         -------       ---------  ---------
                                     -------     ---------  -----------         -------       ---------  ---------
Total return (d)..............           2.6%(h)       4.0%       15.1%            (6.7)%(e)       14.0%      10.8%
Net assets, end of period (in
 thousands)...................     $  16,094     $  16,528   $  15,315        $  13,879       $  14,494  $   9,415
Ratio of expenses to average
 daily net assets (i).........          1.00%(j)      1.00%       1.00%            1.00%(j)        1.00%      1.00%
Ratio of net investment income
 to average daily net assets
 (i)..........................          6.15%(j)      6.08%       6.58%            5.79%(j)        5.78%      6.88%
Portfolio turnover rate
 (excluding short-term
 securities)..................          99.8%        222.6%      270.7%           163.5%          139.5%     115.6%

----------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(e) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(f) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                           CLASS B
                                --------------------------------------------------------------
                                   PERIOD FROM                                 PERIOD FROM
                                   OCTOBER 1,       YEAR ENDED SEPTEMBER       AUGUST 19,
                                     1996 TO                30,                1994(C) TO
                                    MARCH 31,      ----------------------     SEPTEMBER 30,
                                      1997           1996       1995(A)           1994
                                -----------------  ---------  -----------  -------------------
Net asset value, beginning of
 period.......................      $   10.02      $   10.23   $    9.50        $    9.68
                                       ------      ---------  -----------          ------
Income from investment
 operations:
  Net investment income.......            .27            .53         .55              .06
  Net gains or losses on
   securities (both realized
   and unrealized)............           (.04)          (.21)        .73             (.18)
                                       ------      ---------  -----------          ------
    Total from investment
     operations...............            .23            .32        1.28             (.12)
                                       ------      ---------  -----------          ------
Less distributions:
  Dividends from net
   investment income..........           (.27)          (.53)       (.55)            (.06)
  Distributions from capital
   gains......................             --             --          --               --
                                       ------      ---------  -----------          ------
    Total distributions.......           (.27)          (.53)       (.55)            (.06)
                                       ------      ---------  -----------          ------
Net asset value, end of
 period.......................      $    9.98      $   10.02   $   10.23        $    9.50
                                       ------      ---------  -----------          ------
                                       ------      ---------  -----------          ------
Total return (d)..............            2.2%(h)        3.1%       13.9%            (1.2)%(f)
Net assets, end of period (in
 thousands)...................      $   4,674      $   3,532   $   1,142        $      51
Ratio of expenses to average
 daily net assets (i).........           1.90%(j)       1.90%       1.90%             .22%(k)
Ratio of net investment income
 to average daily net assets
 (i)..........................           5.25%(j)       5.19%       5.61%             .69%(k)
Portfolio turnover rate
 (excluding short-term
 securities)..................           99.8%         222.6%      270.7%           163.5%


                                                       CLASS C
                                ------------------------------------------------------
                                PERIOD FROM                            PERIOD FROM
                                OCTOBER 1,                              MARCH 1,
                                  1996 TO         YEAR ENDED           1995(C) TO
                                 MARCH 31,       SEPTEMBER 30,        SEPTEMBER 30,
                                   1997              1996                 1995
                                -----------   -------------------  -------------------
Net asset value, beginning of
 period.......................    $10.02           $   10.23            $    9.67
                                -----------           ------               ------
Income from investment
 operations:
  Net investment income.......       .27                 .52                  .33
  Net gains or losses on
   securities (both realized
   and unrealized)............      (.05)               (.21)                 .55
                                -----------           ------               ------
    Total from investment
     operations...............       .22                 .31                  .88
                                -----------           ------               ------
Less distributions:
  Dividends from net
   investment income..........      (.27)               (.52)                (.32)
  Distributions from capital
   gains......................        --                  --                   --
                                -----------           ------               ------
    Total distributions.......      (.27)               (.52)                (.32)
                                -----------           ------               ------
Net asset value, end of
 period.......................    $ 9.97           $   10.02            $   10.23
                                -----------           ------               ------
                                -----------           ------               ------
Total return (d)..............       2.1%(h)             3.1%                 9.3%(g)
Net assets, end of period (in
 thousands)...................    $  805           $     665            $     112
Ratio of expenses to average
 daily net assets (i).........      1.90%(j)            1.90%                1.90%(j)
Ratio of net investment income
 to average daily net assets
 (i)..........................      5.25%(j)            5.20%                5.54%(j)
Portfolio turnover rate
 (excluding short-term
 securities)..................      99.8%              222.6%               270.7%

----------

(g) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(h) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(i) The Fund's Adviser and Distributor voluntarily absorbed or waived $71,882, $120,750, $129,155, $107,448, $86,877 and $78,626 in expenses for the period ended March 31, 1997, the years ended September 30, 1996 and 1995, the period ended September 30, 1994 and the years ended October 31, 1993, and 1992, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.72%, 1.68%, 1.88%, 1.83%, 1.70% and 2.10%, respectively, and the ratio of net investment income to average daily net assets would have been 5.43%, 5.40%, 5.70%, 4.95%, 5.08% and 5.78%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.42%, 2.38%, 2.56% and .35%, respectively, and the ratio of net investment income to average daily net assets would have been 4.73%, 4.71%, 4.95% and .56%, respectively, for the period ended March 31, 1997, the years ended September 30, 1996 and 1995 and the period ended September 30, 1994. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.42%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.73%, 4.72% and 4.88%, respectively, for the period ended March 31, 1997, the year ended September 30, 1996 and the period ended September 30, 1995.
(j) Adjusted to an annual basis.
(k) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eleven mutual funds containing $2.3 billion in assets in addition to $1.4 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48644 5-97